LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 9, 2014

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

PERMAL ALTERNATIVE CORE FUND

DATED MAY 1, 2014

At its meeting on April 30-May 1, 2014, the Board of Trustees of the Trust (the “Board”) approved a new subadvisory agreement (the “New Permal Subadvisory Agreement”) between Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) and Permal Asset Management LLC (“Permal”) with respect to the fund, whereby Permal will assume responsibility for the duties previously carried out by Legg Mason Global Asset Allocation, LLC (“LMGAA”), to be effective July 1, 2014. Permal is currently the principal subadviser to the fund. Effective July 1, 2014, the subadvisory agreement between LMPFA and LMGAA with respect to the fund will be terminated.

Effective July 1, 2014, the following text replaces the disclosure regarding LMGAA in the section of the Statement of Additional Information titled “Investment Management and Other Services – Subadvisory Arrangements”:

Permal is responsible for implementing or delegating the implementation of portfolio investment decisions for the fund and providing or delegating certain compliance and portfolio execution services to the fund under the New Permal Subadvisory Agreement. Under the New Permal Subadvisory Agreement, LMPFA pays LMGAA an annual rate of 0.05% of the fund’s average daily net assets.

The New Permal Subadvisory Agreement will continue in effect for its initial term and thereafter from year to year provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the New Permal Subadvisory

Agreement without penalty on not more than 60 days’ nor less than 30 days’ written notice to Permal. Permal may terminate the New Permal Subadvisory Agreement on 90 days’ written notice to the fund and the manager. The manager or Permal may terminate the New Permal Subadvisory Agreement upon their mutual written consent. The New Permal Subadvisory Agreement will terminate automatically in the event of assignment by Permal and shall not be assignable by the manager without the consent of Permal.

Effective July 1, 2014, the section of the Statement of Additional Information titled “Investment Management and Other Services – Portfolio Managers – Portfolio Manager Compensation – LMGAA” is removed.

Effective July 1, 2014, the first five paragraphs of section of the Statement of Additional Information titled “Portfolio Transactions” is replaced with the following text:

Subject to such policies as may be established by the Board from time to time, Permal is primarily responsible for the fund’s portfolio decisions and for placing the fund’s portfolio transactions. Western Asset manages the cash and short-term instruments of the fund.

The cost of securities purchased from underwriters includes an underwriting commission, concession or a net price. Debt securities purchased and sold by the fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and selling the security at a slightly higher price. The difference between the prices is known as a “spread.” Other portfolio transactions may be executed through brokers acting as agents. The fund will pay a spread or commission in connection with such transactions. Commissions are negotiated with brokers on such transactions. The aggregate brokerage commissions paid by the fund for the three most recent fiscal years are set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the New Permal Subadvisory Agreement, Permal or its delegatee is authorized to place orders pursuant to investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of Permal in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the fund and/or the other accounts over which the subadvisers or their affiliates exercise investment discretion. Permal is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Permal determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists Permal in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to Permal in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that Permal and its affiliates have with respect to accounts over which they exercise investment discretion. Permal may also have arrangements with brokers pursuant to which such brokers provide research services to Permal in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, Permal does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to Permal by brokers that effect securities transactions for the fund may be used by Permal in servicing other investment companies and accounts which it manages. Similarly, research services furnished to Permal by brokers who effect securities transactions for other investment companies and accounts which Permal manages may be used by Permal in servicing the fund. Not all of these research services are used by Permal in managing any particular account, including the fund.

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Please retain this supplement for future reference.

PRML016494

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